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           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  May 21, 2001



                    ROYAL FINANCIAL CORPORATION
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


                               NEVADA
            (State or other jurisdiction of incorporation)


         333-75791                           13-3961109
 (Commission File Number)        (I.R.S. Employer Identification No.)



           245 Citation Circle, Corona, California 92880
        ---------------------------------------------------
        (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code:  (909) 735-2682


                          NOT APPLICABLE
        (Former name, former address and former fiscal year, if changed since last report)

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                        TABLE OF CONTENTS
                                                                        Page

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT ............................. 1
ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS .... 4
ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS ........ 5
SIGNATURES ............................................................ 5


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

A.      CHANGE IN CONTROL THROUGH EXCHANGE OF SHARES

Royal Financial Corporation, Inc. ("Royal" or "we") entered into a Share Exchange Agreement (the "Exchange Agreement") on May 21, 2001 with Patriot Manufacturing Corporation, a California corporation ("Patriot") whereby we issued 40,000,000 shares of our common stock to B.B.D.S.M. Corporation ("BBDSM Corporation"), the sole shareholder of Patriot, in exchange for 100% of the outstanding and issued shares of Patriot (the "Exchange"). As a result of our acquisition of Patriot, by virtue of the Exchange Agreement, BBDSM Corporation owns 84.26% of Royal, and Patriot is our wholly-owned subsidiary. This constitutes a change in control and is part of our modified business plan. Under our new plan, we have changed our business from distressed mortgage lending, and we will now focus on the development and manufacture of motorcycle products. We decided to enter into the Exchange Agreement with Patriot based upon (1) our expectations of Patriot's ability to compete well in the motorcycle development, manufacturing and distribution business; (2) the increase in the demand for mid-priced motorcycles; and (3) Patriot's name and reputation in the industry generally. Please refer to the section entitled "Overview of Patriot" for more information.

The terms and conditions of the Exchange Agreement also resulted in the resignation of the directors and officers of Royal prior to the Exchange, and the appointment of new directors and officers after the Exchange. See the section entitled "Management" below, and Item 6 of this filing, for more information.

We are authorized to issue 50,000,000 shares of common stock, $.001 par value per share. Prior to the Exchange, we had 7,474,382 shares of our common stock issued and outstanding. After the Exchange, we have 47,474,382 shares issued and outstanding, of which BBDSM Corporation owns 40,000,000 shares, or 84.26% of our total issued and outstanding shares as of the date of this report. As of such date, we have no class of stock issued and outstanding other than our common stock. We also have 1,330,000 options to common stock issued and outstanding as of the date of this report. See the section entitled "Capitalization" below.

A copy of the Exchange Agreement is filed as an Exhibit to this Form 8-K. Audited, consolidated financial statements of the combined companies will be filed in an amendment to this Form 8-K no later than August 3, 2001.
The following table contains information regarding the shareholdings of our directors and executive officers, and of those persons or entities who beneficially own more than 5% of our common stock, as of the date of this report.


----------------------------------------------------------------------------------------------------------
                                                     NUMBER OF SHARES OF COMMON    PERCENT OF COMMON STOCK
NAME                                                  STOCK BENEFICIALLY OWNED      BENEFICIALLY OWNED (1)
BBDSM Corporation (2)                                       40,000,000                     84.26%
All directors and executive officers as a group             40,000,000                     84.26%
----------------------------------------------------------------------------------------------------------



(1)     Based upon 47,474,382 outstanding shares of common stock.

(2) BBDSM Corporation is controlled by Michel Attias, who is on our Board of Directors, as well as our President, CEO, Secretary and Treasurer.

B.      OVERVIEW OF PATRIOT

Patriot Manufacturing Corporation, a California corporation ("Patriot"), is an integrated motorcycle manufacturer that specializes in using unique design and manufacturing processes for the large displacement and heavy weight line of Rigid and Rubber Mount motorcycles. The configuration of each product model is the result of extensive product development by top industry design talents. These designs and styles have been transferred into a production model using a disciplined manufacturing technique commonly referred to in the industry as "cell manufacturing process protocol."

Patriot currently offers a diverse range of motorcycle designs and styles. They include the Rigid-Fury and Rubber Mounted - Dyna(TM), Phantom and Softail(TM), Big Easy and XXXcape. Models currently in development in preparation for future release to Patriot's growing dealer network are the Rigid-Tyranny and Rubber Mounted-Rigid, Fargo, Dyna(TM), Phantom II, Predator and Rampage; Softail(TM), Big Easy II, XXXcape II and Serine.

Patriot's assembly group develops a quality assurance environment and then continually maintains it in every individual primary and sub-station procedure. Patriot's present 6,000 square foot production facility contains nine lead stations and six sub-station zones. With a single integrated production line setup, the facility is scaleable to a manufacturing level of up to 750 units over the next twelve months.

With careful planning, design and engineering, Patriot is able to utilize many of its own components. These include the design and manufacture of special bearing cups machined in-house to accommodate the oversized front-end pin, as well as other notable features, such as outlining our billet fork clamps with internal stops and brake ports, billet pullback risers, stainless steel wheel axles, stretched tanks, and custom oil bags. In addition to these technical features, Patriot designs all of its motorcycles to be products based on performance, quality, and price. Patriot motorcycles focus on power to weight ratios, ride and handling refinements, capacity for future custom configuration and general aesthetics. In addition, Patriot brings a unique service to its customers by allowing the customers to specifically design the end product down to the customization of colors and finish by dealer incentive exchange programs. All of Patriot's motorcycles are backed by a four-year limited warranty and an extended, transferable warranty that may be purchased for three additional years.

C.      PROPERTY

Patriot's principal executive offices are located in a 6,000 square foot manufacturing facility located at 245 Citation Circle, Corona, California 92880. Patriot leases this facility for approximately $3,800 per month. The term of the lease will expire on February 14, 2003.

We will file a copy of the lease as a subsequent amendment to this Form 8-K, in addition to the financial statements.

On May 31, 2001, Royal entered into a Stock Sales Agreement whereby it promised to sell all of its assets in certain real property located in the County of Charlotte, Florida to TEPI LLC. We will file an 8-K on or before June 15, 2001 to further report and describe this transaction.

D.      LITIGATION

There is no outstanding litigation in which Royal is involved and Royal is unaware of any pending actions or claims against.

There is also no outstanding litigation in which Patriot is involved and Patriot is unaware of any pending actions or claims against it.

E.      EMPLOYEES

We do not have any full-time or part-time employees. Patriot currently has eight full-time employees and no part-time employees.

MARKET FOR OUR SECURITIES

We are traded on the Over the Counter Electronic Bulletin Board under the symbol "ROYF." At the close of the trading day immediately preceding the date of this report, our common stock sold for $0.36 per share.

MANAGEMENT

Following is a list of our current Directors and Executive Officers:

NAME            AGE     TITLE
-------------------------------------------------------------------------
Michel Attias   42      Director, President, CEO, Secretary and Treasurer
Alex Mardikian  30      Director, Vice President
Sherry Durst    27      Director
-------------------------------------------------------------------------

MICHEL ATTIAS. Mr. Attias has built businesses and management teams for companies in a wide variety of industries. He has also been instrumental in providing both seed capital and long term financing to the companies in which he has an interest. He has served as President and CEO of MAG & Associates, an investment-banking firm whose clients consist of small cap companies wishing to expand their business through capital expansion utilizing the public markets and acquisitions, from 1993 to the present. From 1980 to 1986, he funded "France Promotion a Paris," a French company that grew from one store to a distribution network of seventeen. Mr. Attias served in the Israeli military from 1976 to 1979. Mr. Attias graduated with a 2-year degree in Business Administration from Hamal College in Hamal, Israel, in 1978.

ALEX G. MARDIKIAN. Mr. Mardikian has an extensive background in manufacturing. His services for Patriot have included developing manufacturing processes and materials handling systems. In addition, he is responsible for financial modeling, parts procurement, and distribution. Prior to joining Patriot, Mr. Mardikian has demonstrated his talents in the development of production facilities for a unique line of water craft and other personal recreational vehicles. From 1997 through 2000, he served as director and president of Sonic Jet Performance, Inc., a publicly held company that manufactures commercial and recreational boats with factories in the United States (California and Florida), as well as the Republic of China. In 1997, he was a co-owner and business manager of Sonic Marketing International, the sales organization for Sonic Jet Performance, Inc. From 1995 to 1997, he was a regional service manager for the Western Utility Division with Schlumberger Industries, LTD. From 1993 to 1995 he was an Operations Manager for Lynn Vick Products, a watercraft products supplier. From 1989 to 1993 he served as Senior Production Manager of Laser Jet Performance, Inc., a partner of Muzuno and Maurdebeni Industries, manufacturers of recreational watercraft. In 1994, Mr. Mardikian received an Associates Degree in Water Hydraulics from Mt. San Antonio College.

SHERRY L. DURST. Ms. Durst joined Patriot Manufacturing Corp. in February 2001 as accounts manager and business organization planner. Prior to joining Patriot, she founded Innoventure Industries, LLC, a business consulting firm, from August 2000 to present. From 1994 to 1999 she was employed by Fix-Corp International, Inc., a publicly-trading company, as an Executive Administration Manager.

CAPITALIZATION

We are authorized to issue 50,000,000 shares of common stock, $.001 par value per share. Prior to the Exchange, we had 7,474,382 shares of our common stock issued and outstanding. After the Exchange, we have 47,474,382 shares issued and outstanding, of which BBDSM Corporation owns 40,000,000 shares, or 84.26% of our total issued and outstanding shares as of the date of this report. As of such date, we have no class of stock issued and outstanding other than our common stock. We also have 1,330,000 options issued and outstanding as of the date of this report. These options entitle the holders thereof to purchase shares of our common stock, for a range of exercise prices of between $.20 and $4.25 per share. A table listing the option holders is included as a schedule to the Stock Exchange Agreement, which is an Exhibit to this Form 8-K.

EXECUTIVE COMPENSATION

There are no employment contracts or non-cash compensation plans at this time. Michel Attias, as President, receives $80,000 per annum as of the date of this filing. Alex Mardikian, as Vice President, receives $20,000 per annum as of the date of this filing. Sherry Durst, as a director, receives $30,000 per annum as of the date of this filing.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

The following directors resigned on May 29, 2001: Mark Teinert, David Wentsch and Richard Bergher. The remaining director, Michael Pilgrim, appointed the current Board of Directors and resigned later on May 29, 2001. Our current Board of Directors is listed in Item 1 above.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

We will file our audited, consolidated financial statements by an amendment to this filing no later than August 3, 2001.

See the Exhibit Index, following the signature to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          ROYAL FINANCIAL CORPORATION
                          (Registrant)

                          Date:  June 5, 2001

                     /s/  Michel Attias
                          -------------
                          Michel Attias
                          Director, President, CEO, Secretary and Treasurer


EXHIBIT DESCRIPTION

2.2 Share Exchange Agreement dated May 21, 2001, by and between Royal Financial Corporation and Patriot Manufacturing Corporation, with exhibits and schedules as follows:

(1)     Exhibit A:      Approval by the shareholders of Royal Financial
                        Corporation to Exchange Agreement with Patriot
                        Manufacturing Corporation;

(2)     Exhibit B:      Minutes of Board of Directors of Royal Financial
                        Corporation approving the Exchange Agreement;

(3)     Schedule 1.     Patriot Manufacturing Corporation list of directors
                        and officers;

(4)     Schedule 2.     List of outstanding options of Royal Financial
                        Corporation;

(5) List of members of TEPI, LLC; and

(6) Letter of Acceptance from B.B.D.S.M. Corporation dated May 23, 2001.